UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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THE SINGAPORE FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The Singapore Fund, Inc.

c/o Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, Pennsylvania 19103
(866) 839-5205

April 29, 2013

Dear Stockholders:

The Annual Meeting of Stockholders (the "Meeting") of The Singapore Fund, Inc., a Maryland corporation (the "Fund"), will be held on Monday, June 10, 2013, at the offices of Aberdeen Asset Management Inc., 712 Fifth Avenue, 49th Floor, New York, New York 10019, at 1:30 p.m., New York time. A Notice and Proxy Statement regarding the Meeting are available over the Internet at http://www.amstock.com/ProxyServices/ViewMaterials.asp.

At the Meeting, the Fund's stockholders will elect two Directors of the Fund. In addition, the stockholders who are present at the Meeting will hear an investment report on the Fund and will have an opportunity to discuss matters of interest to them.

If you will not be able to attend the Meeting in person, please take the time now to review the accompanying materials and authorize your proxy to vote your shares. Your vote is important.

The Board of Directors has recommended that the stockholders vote in favor of the foregoing matter.

Respectfully,

/s/ Moritz A. Sell

Moritz A. Sell

Chairman of the Board of Directors of The Singapore Fund, Inc.

YOU ARE STRONGLY URGED TO AUTHORIZE YOUR PROXY TO VOTE YOUR SHARES OVER THE INTERNET OR VIA THE TOLL-FREE TELEPHONE NUMBER, AS DESCRIBED IN THE ACCOMPANYING MATERIALS. AS AN ALTERNATIVE, IF YOU REQUESTED AND RECEIVED A PAPER COPY OF THE PROXY CARD BY MAIL, PLEASE PROMPTLY SIGN AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO ENSURE A QUORUM AT THE MEETING.

YOUR VOTE IS IMPORTANT.

The Singapore Fund, Inc.

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
JUNE 10, 2013

To the Stockholders of
The Singapore Fund, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Singapore Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of Aberdeen Asset Management Inc., 712 Fifth Avenue, 49th Floor, New York, New York 10019, on Monday, June 10, 2013, at 1:30 p.m., New York time, for the following purposes:

1.  To consider and vote upon the election of two Directors of the Fund, each to serve until the 2016 Annual Meeting of Stockholders and until each such Director's successor is duly elected and qualifies.

2.  To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

On or about May 1, 2013, the Fund will mail stockholders a notice containing instructions on how to access the Proxy Statement and proxy card (the "Notice of Internet Availability of Proxy Materials"). As of the date of mailing of the Notice of Internet Availability of Proxy Materials, all stockholders have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials. These proxy materials will be available free of charge.

The Notice of Internet Availability of Proxy Materials also included instructions on how to receive a paper copy of the proxy materials by mail or an electronic copy of the materials by e-mail. The proxy materials sent to you will include the proxy card, which you may complete, sign and return by mail. The proxy materials will also provide you with instructions on how to cast your vote over the Internet and a telephone number you may call to cast your vote.

The Fund's Board of Directors has fixed the close of business on March 25, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

You are cordially invited to attend the Meeting. Any stockholder who does not expect to attend the Meeting in person is requested to authorize your proxy to vote over the Internet, by telephone or by completing, dating and signing the requested proxy card and returning it promptly. You may nevertheless vote in person at the Meeting if you choose to attend. Your vote is important. The proxy is being solicited by the Board of Directors.

By order of the Board of Directors,

/s/ Megan Kennedy

Megan Kennedy

Secretary and Vice President of the Fund

April 29, 2013

The Singapore Fund, Inc.

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of THE SINGAPORE FUND, INC., a Maryland corporation (the "Fund"), for use at the Annual Meeting of Stockholders (the "Meeting"), to be held at the offices of Aberdeen Asset Management Inc., 712 Fifth Avenue, 49th Floor, New York, New York 10019, on Monday, June 10, 2013, at 1:30 p.m., New York time and at any adjournments thereof.

This Proxy Statement and proxy card are first being made available to stockholders on or about May 1, 2013. Any stockholder giving a proxy in advance of the Meeting has the power to revoke it by mail (addressed to the Secretary of the Fund, c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103), by executing a superseding proxy, by attending the Meeting in person and voting at the Meeting or by submitting a notice of revocation to the Fund. All properly executed proxy cards received in time for the Meeting will be voted as specified in the proxy card or, if no specification is made, FOR Proposal 1. Shares owned by any stockholder who attends the Meeting but does not cast a vote are included in the determination of the number of shares present at the Meeting. Stockholders do not have dissenter's rights of appraisal in connection with any of the matters to be voted on by the stockholders at the Meeting.

Under rules and regulations of the U.S. Securities and Exchange Commission (the "Commission"), instead of mailing a printed copy of the proxy materials to each stockholder of record, the Fund is furnishing proxy materials, which include the Proxy Statement, over the Internet and providing a Notice of Internet Availability of Proxy Materials by mail. You will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Instead, the Notice of Internet Availability of Proxy Materials will instruct how you may access and review the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs how you may submit your proxy card via the Internet. You may also authorize your proxy to vote your shares via touchtone telephone by dialing 1-800-PROXIES (please call 1-718-921-8500 for calls from outside the United States). If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of the proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials. It is expected that the Notice of Internet Availability of Proxy Materials will first be mailed to stockholders on or about May 1, 2013.

The Fund will furnish, without charge, a copy of its Annual Report for its most recent fiscal year to any stockholder requesting such report. Requests for the Annual Report should be made by writing to the Fund's investor relations program at Aberdeen Asset Management Inc. ("AAMI") at AAMI's principal executive offices, c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, attention: The Singapore Fund, Inc.: Shareholder Relations, or by calling collect at 1-866-839-5205.

The Board has fixed the close of business on March 25, 2013 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had outstanding 7,574,614 shares of common stock.

The Fund's management knows of no business other than that mentioned in the Notice of Meeting, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the proxy card to vote in accordance with their discretion.

It is essential that stockholders authorize their proxies to vote their shares over the Internet, by telephone or by completing, dating, signing and returning each requested paper proxy card as indicated in the Fund's proxy card. Stockholders are able to authorize their proxies to vote their shares over the Internet at www.proxyvote.com. The Internet procedures are designed to authenticate a stockholder's identity to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. Stockholders will also be able to obtain a toll free number to authorize their proxies to vote their shares via touchtone telephone after viewing the proxy materials over the Internet at https://secure.amstock.com/voteproxy/login2.asp. The Notice of Internet Availability of Proxy Materials includes instructions on how to request paper copies of proxy materials. If you received printed proxy materials, you may submit your proxy by mail by signing your proxy card and mailing it in the enclosed envelope.

THE FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE MATTER MENTIONED IN THE NOTICE OF MEETING.

Proposal 1: ELECTION OF DIRECTORS

Persons named in the proxy card intend, in the absence of contrary instructions, to vote all proxies FOR the election of the nominees listed below as Directors of the Fund.

(i)  Rahn K. Porter, as a Class I Director, to serve until the 2016 Annual Meeting of Stockholders and until his successor is duly elected and qualifies; and

(ii)  David G. Harmer, as a Class I Director, to serve until the 2016 Annual Meeting of Stockholders and until his successor is duly elected and qualifies.

The terms of all nominees for Director will expire on the date on which Directors are elected at the Annual Meeting of Stockholders of the Fund in the year stated above or the date that their successors are elected and qualified. If any such nominee should be unable to serve due to an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board to replace any such nominee. The election of each nominee as a Director of the Fund will require the affirmative vote of a majority of the votes cast at the Meeting at which a quorum is present. A majority of the Fund's outstanding shares as of the Record Date, represented in person or represented by proxy, will constitute a quorum of stockholders at the Meeting. For purposes of Proposal 1, abstentions will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

Each nominee for Director of the Fund has consented to be named in this Proxy Statement and to serve as a Director of the Fund if elected. The Board has no reason to believe that either of the nominees named above will become unavailable for election as Directors, but if that should occur before the meeting for the Fund, the persons named as proxies in the proxy cards will vote for such persons as the Board of the Fund may recommend.

Information Concerning Directors and Nominees

The following table sets forth information concerning the nominees for Director of the Fund, as well as the other current Directors of the Fund. Neither of the Director nominees nor any other current Directors of the Fund are deemed by the Fund's counsel to be an "interested person" (as defined in the U.S. Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund.

Name, Address of Nominees/Directors, Year of Birth	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities in the Fund(2)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)	Number of Funds in Fund Complex Overseen by Director(3)	Other Directorships During Past Five Years
Martin J. Gruber Stern School of Business, New York University 44 W 4th Street New York, NY 10012 Year of Birth: 1937	Professor Emeritus and Scholar in Residence, Leonard N. Stern School of Business, New York University, since 2010; previously Professor of Finance, from 1965 to 2010.	2000	$10,001-50,000	$10,001-50,000	1

Director, The Japan Equity Fund, Inc., since 1992; Director, The Thai Capital Fund, Inc., since 2000; Trustee, DWS Scudder Mutual Funds, from 1992 to 2008; Trustee, National Bureau of Economic Research, since August 2005.

David G. Harmer† 10911 Ashurst Way Highlands Ranch, CO 80130 Year of Birth: 1943	Retired; Director of Community and Economic Development, City of Ogden, from July 2005 to October 2008; Public Services Department Director, City of Ogden, from February 2005 to July 2005; Executive Director, Department of Community and Economic Development for the State of Utah, from May 2002 to January 2005.	1996	$10,001-50,000	$10,001-50,000	1	Director, The Japan Equity Fund, Inc., since 2007; Director, The Thai Capital Fund, Inc., since 2000.

Name, Address of Nominees/Directors, Year of Birth	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities in the Fund(2)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)	Number of Funds in Fund Complex Overseen by Director(3)	Other Directorships During Past Five Years
Richard J. Herring 327 South Roberts Road Bryn Mawr, PA 19010 Year of Birth: 1946	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania, since July 1972; Founding Director, Wharton Financial Institutions Center, since July 2000; Director, Lauder Institute of International Management Studies, from July 2000 to June 2006; Co-chair of the Shadow Financial Regulatory Committee, since 2000; Executive Director of the Financial Economists Roundtable, since 2008.	2007	$10,001-50,000	$10,001-50,000	1

Trustee, DWS Scudder Mutual Funds (and certain predecessor funds), since 1990; Independent Director of Barclays Bank, Delaware, since 2010; Director, The Japan Equity Fund, Inc., since 2007; Director, The Thai Capital Fund, Inc., since 2007.

Rahn K. Porter† 944 E. Rim Road Franktown, CO 80116 Year of Birth: 1954	Senior Vice President and Treasurer, Qwest Communications International Inc., from June 2008 to April 2011; Senior Vice President of Investor Relations, Qwest Communications International Inc., from September 2007 to June 2008; Vice President of Finance, Qwest Communications International Inc., from March 2003 to September 2007.	2007	$10,001-50,000	$10,001-50,000	1

Director, CenturyLink Investment Management Company (formerly known as Qwest Asset Management Company), since 2006; Director, BlackRidge Financial, Inc., since March 2005; Director, The Japan Equity Fund, Inc., since 2007; Director, The Thai Capital Fund, Inc., since 2007.

Name, Address of Nominees/Directors, Year of Birth	Principal Occupation or Employment During Past Five Years	Director Since(1)	Dollar Range of Equity Securities in the Fund(2)	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies(2)	Number of Funds in Fund Complex Overseen by Director(3)	Other Directorships During Past Five Years
Moritz A. Sell 1 Crown Court Cheapside London EC2V 6LR Year of Birth: 1967	Director and market strategist, Landesbank Berlin AG (banking) and its predecessor, now holding company, Landesbank Berlin Holding AG (formerly named Bankgesellschaft Berlin AG), since October 1996.	2011	$10,001-50,000	$50,001-100,000	3	Director, Aberdeen Australia Equity Fund Inc., since 2004; Director, The Greater China Fund, Inc. since 2012.

(1)  Each director serves for a three year term.

(2)  The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. The dollar value of shares is based upon the market price as of March 31, 2013. "Family of Investment Companies" includes the Fund and other registered investment companies advised by Aberdeen Asset Management Asia Limited or its affiliates who hold themselves out to investors as related companies for purposes of investment and investor services.

(3)  As of March 31, 2013, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., The Greater China Fund, Inc. and the Aberdeen Funds, are U.S. registered funds that have a common investment manager and/or investment adviser with the Fund, or an investment adviser that is affiliated with the investment manager and/or investment adviser of the Fund, and may thus be deemed to be part of the same "Fund Complex" as the Fund. In addition, Messrs. Gruber, Harmer, Herring and Porter serve as Directors of two other registered investment companies that have a common administrator with the Fund.

†  Nominee for Director.

Independent Directors

Martin J. Gruber has served as a Director, Audit Committee member and Nominating and Compensation Committee member since 2000. His relevant experience includes various academic positions, including his current appointment as Professor Emeritus and Scholar in Residence at the Leonard N. Stern School of Business, New York University, with research focuses in portfolio theory and management and fund structure and performance. Mr. Gruber also received a PhD in Finance and Economics from Columbia University in 1966.

David G. Harmer has served as a Director, Audit Committee member and Nominating and Compensation Committee member since 1996. His relevant experience includes being a chairman, president, chief financial officer, corporate controller and director of various private and governmental entities.

Richard J. Herring has served as a Director, Audit Committee member and Nominating and Compensation Committee member since 2007. His relevant experience includes various academic positions, including his current appointment as Jacob Safra Professor of International Banking and Professor, Finance Department at The Wharton School, University of Pennsylvania, with research focuses in international banking and finance. Mr. Herring also received a PhD from Princeton University.

Rahn K. Porter has served as a Director, Chairman of the Audit Committee and Nominating and Compensation Committee member since 2007. His relevant experience includes being a vice president and treasurer of a public telecommunications company and serving as a director of a commercial banking organization and an investment management company.

Moritz A. Sell has served as a Chairman of the Board, Director, Audit Committee member and Nominating and Compensation Committee member since 2011. His relevant experience includes being a director and executive at an investment banking and trading firm.

Based on the information furnished by each of the Directors as of October 31, 2012, neither any of the Directors nor any immediate family member of the Directors owned any securities of the investment manager, or any of its affiliates, of the Fund as of such date.

The Fund's Board held three regular meetings and four special meetings during its fiscal year ended October 31, 2012. Each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any Committee of which he was a member. For annual or special stockholder meetings, Directors may but are not required to attend the meetings; and for the Fund's last annual stockholder meeting, each Director attended the meeting.

The Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which is responsible for reviewing financial and accounting matters. The members of the Fund's Audit Committee are independent as defined in Sections 303A.02 and 303A.07(a) of the New York Stock Exchange's (the "NYSE") Listed Company Manual, as may be modified or supplemented. The Fund has adopted a formal, written Audit Committee Charter, a copy of which is available at www.aberdeensgf.com. The current members of the Fund's Audit Committee are Messrs. Gruber, Harmer, Herring, Porter and Sell. Mr. Porter has been designated as the Fund's "audit committee financial expert," as defined in Item 3 of Form N-CSR, and is presumed to be financially sophisticated for purposes of Section 802B(2) of the NYSE US LLC Company Guide.

The Fund's Audit Committee met two times during its fiscal year. The report of the Fund's Audit Committee, along with certain disclosures regarding fees paid to the Fund's independent registered public accounting firm, are set forth on pages 13 and 14 of this Proxy Statement.

The Board has a Nominating and Compensation Committee, which is responsible for recommending individuals to the Board for nomination as members of the Board and its committees. The Fund's Nominating and Compensation Committee is composed of Directors who are not interested persons of the Fund and comply with the independence requirements of the NYSE listing standards for Nominating and Compensation Committee members. The Fund's Nominating and Compensation Committee's actions are governed by the Fund's Nominating and Compensation Committee Charter, a copy of which is available at www.aberdeensgf.com. The current members of the Fund's Nominating and Compensation Committee are Messrs. Gruber, Harmer, Herring, Porter and Sell. The Fund's Nominating and Compensation Committee did not meet during its last fiscal year.

Process of Evaluation of Independent Director Candidates

The Fund's Nominating and Compensation Committee identifies individuals qualified to serve as Independent Directors on the Board and on committees of the Board and recommends such qualified individuals for nomination by the Fund's Independent Directors as candidates for election as Independent Directors, advises the Board with respect to Board composition, procedures and committees, monitors and makes recommendations on corporate governance matters and policies and procedures of the Board and any Board committees and oversees periodic evaluations of the Board and its committees. Persons recommended by the Fund's Nominating and Compensation Committee as candidates for nomination as Independent Directors are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described herein. Assuming that appropriate biographical and background material is provided for Independent Director candidates recommended by stockholders, the Board will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates identified by the Independent Directors of the Fund.

Diversity Policy

The Fund's policy on Board diversity provides that while diversity and variety of experiences and viewpoints represented on the Board should always be considered, a nominee for Director should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a nominee for Director, the Fund's Nominating and Compensation Committee focuses on skills, expertise or background that would complement the existing Board, recognizing that the Fund's business and operations are diverse and global in nature.

Board Leadership Structure and Risk Oversight

The Fund is focused on its corporate governance practices and values independent Board oversight as an essential component of strong corporate performance to enhance stockholder value. The Fund's commitment to independent oversight is demonstrated by the fact that all of its Directors are independent. In addition, all of the members of the Board's committees are independent. The Board acts independently of management and regularly holds independent director sessions of the Board without members of management present.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and committee activities. The Fund's investment manager and other service providers also employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. In addition, the Fund's Chief Compliance Officer compiles a risk assessment for the Fund which is reviewed by the Board. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board interacts with and reviews reports from, among others, the Fund's investment manager, the Fund's administrator, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Fund and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Stockholder Communications

Stockholders may send communications to the Board. Stockholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

Officers of the Fund

Name, Address and Year of Birth	Positions Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Officers
Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	President	August 2011

Currently, Head of Product and Vice President of AAMI. Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

Jeffrey Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President—Compliance	August 2011

Currently, Vice President and Head of Compliance—US for AAMI. Mr. Cotton joined AAMI in 2010. Prior to joining AAMI, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006-2009), Vice President, Compliance at Davenport & Company LLC (2003-2006) and an Examiner with the NASD (2000-2003).

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer	August 2011

Currently, Vice President and Head of Fund Accounting for AAMI (since 2009). Prior to joining AAMI, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	August 2011

Currently, Head of Product Management for AAMI (since 2009.) Ms. Kennedy joined AAMI in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Gary Marshall* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1961	Vice President	August 2011

Head of Americas since January 2010, a role which includes responsibility for overseeing registered and unregistered investment companies in the US and Canada. Mr. Marshall is the Chief Executive Officer of AAMI and joined Aberdeen via the acquisition of Prolific Financial Management in 1997.

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	August 2011

Currently, Global Head of Legal for Aberdeen (2012). Ms. Nichols serves as a Director and Vice President for AAMI since 2010.She previously served as Head of Legal—Americas from 2010-2012. She joined AAMI in October 2006.

Name, Address and Year of Birth	Positions Held with the Fund	Officer of the Fund Since	Principal Occupation(s) During Past Five Years
Officers (continued)
Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	Vice President	August 2011

Currently, Group Head of Product Development of the Aberdeen Asset Management Ltd. Previously Director and Vice President (from 2006 to 2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of AAMI; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (from 2000 to May 2005).

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	August 2011	Currently, U.S. Counsel for AAMI. Ms. Sitar joined AAMI in July 2007.
John O'Keefe c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1959	Assistant Treasurer	June 2000

Mr. O'Keefe joined AAMI as a Fund Accounting Manager in the Accounting Department in October 2012. Prior to that he served as Vice President, Fund Accounting Department of Daiwa Securities Trust Company, since 2000. Mr. O'Keefe previously served as Vice President and Treasurer, The Thai Capital Fund, Inc. and The Japan Equity Fund, Inc., since June 2000.

Heather Hasson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	March 2012	Currently, Senior Product Manager for AAMI. Ms. Hasson joined AAMI as a Fund Administrator in November 2006.
Leonard B. Mackey, Jr. 31 West 52nd Street New York, NY 10019-6131 Year of Birth: 1951	Assistant Secretary	Since 2004	Consultant, since 2007 and Partner from 1983 to 2007 in the law firm of Clifford Chance US LLP

*  Messrs. Pittard, Cotton, Goodson, and Marshall and Mses. Nichols, Melia, Kennedy, Sitar, and Hasson hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., The Greater China Fund, Inc. and the Aberdeen Funds, all of which may be deemed to be a part of the same "Fund Complex."

Transactions with and Remuneration of Officers and Directors

The aggregate fee remuneration for Directors of the Fund not affiliated with the Fund's investment manager was $64,500 and $80,708 for the fiscal years ended October 31, 2012 and 2011, respectively. Each such non-affiliated Director currently receives fees, paid by the Fund, of $750 for each Directors' meeting attended in person or by telephone, $575 for each audit committee meeting attended in person or by telephone and an annual fee of $6,500.

The officers of the Fund did not receive any compensation from the Fund. Masaaki Goto, who resigned from the Board on June 2, 2011, was the Fund's only Director who was an interested person of the Fund and did not receive any compensation from the Fund. As of June 2, 2011, all of the Fund's Directors are independent. AAMI, which pays the compensation and certain expenses of the officers of AAMI who serve as officers of the Fund, receives administration fees from the Fund.

Set forth below is a chart showing the aggregate fee compensation paid by the Fund (in U.S. dollars) to each of its Directors during the Fund's most recent fiscal year, as well as the total fee compensation paid to each Director by the Fund and by other registered investment companies in the Fund Complex for their services as Directors of such investment companies during their respective fiscal years. In all cases, there were no pension or retirement benefits accrued as part of the Fund's expenses.

Name of Director	Aggregate Compensation From The Fund(1)	Total Compensation From The Fund and Fund Complex Paid to Directors(1)
Independent Directors
Martin J. Gruber	$12,900	$12,900
David G. Harmer	12,900	12,900
Richard J. Herring	12,900	12,900
Rahn K. Porter	12,900	12,900
Moritz A. Sell	12,900	48,318

(1)  Paid through fiscal year end October 31, 2012.

INVESTMENT MANAGER AND ADMINISTRATOR OF THE FUND

Aberdeen Asset Management Asia Limited serves as the investment manager to the Fund and its principal office is located 21 Church Street #01-01, Capital Square Two, Singapore 049480. AAMI serves as the administrator to the Fund and its principal office is located at 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires the Fund's officers and Directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Commission and the NYSE. The Fund believes that its officers and Directors have complied with all applicable filing requirements.

REPORT OF THE AUDIT COMMITTEE

At a meeting held on December 4, 2012, the Board of the Fund, including a majority of the Directors who are not "interested persons," as defined under the 1940 Act, selected PricewaterhouseCoopers LLP ("PWC") to act as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2013. Although it is not expected that a representative of PWC will attend the Meeting, a representative will be available by telephone to make a statement to the stockholders, if the representative wishes to do so, and to respond to stockholder questions, if any.

The Fund's financial statements for the fiscal year ended October 31, 2012 were audited by PWC. The Audit Committee of the Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of the Fund has received the written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee), as may be modified or supplemented, and have discussed with PWC its independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of PWC in the Fund. The Audit Committee has discussed with PWC the matters required to be discussed by SAS 61 and SAS 114 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. Based on the foregoing review and discussions, the Audit Committee of the Fund has recommended to the Board that the audited financial statements of the Fund for the fiscal year ended October 31, 2012 be included in the Fund's most recent annual report filed with the Commission.

Rahn K. Porter, Chairman of the Audit Committee
Martin J. Gruber, Member of the Audit Committee
David G. Harmer, Member of the Audit Committee
Richard J. Herring, Member of the Audit Committee
Moritz A. Sell, Member of the Audit Committee

Audit Fees

The aggregate fees billed by PWC for professional services rendered in connection with the annual audit and review of the Fund's financial statements for the fiscal years ended October 31, 2012 and 2011 were $67,000 and $80,000, respectively. The fees billed for the fiscal years ended October 31, 2012 and 2011 included $0 and $5,500, respectively, related to reports on compliance with Rule 17f-2 under the Investment Company Act of 1940, which permits an affiliated person to act as custodian to the Fund.

Audit-Related Fees

The aggregate fees billed by PWC for assurance and related services related to the performance of the audit or review of the financial statements for the fiscal years ended October 31, 2012 and 2011 were $16,000 and $0, respectively.

Tax Fees

The aggregate fees billed by PWC for professional services rendered by PWC for tax compliance, tax advice and tax planning (consisting of a review of the Fund's income tax returns and tax distribution requirements) for the fiscal years ended October 31, 2012 and 2011 were $9,800 and $11,300, respectively.

Other Fees

There were no other fees billed by PWC for services rendered to the Fund for the fiscal years ended October 31, 2012 and 2011.

Audit Committee Pre-approval

The Fund's Audit Committee's policy is to pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's registered public accounting firm. All of the audit and the tax services described above for which PWC billed the Fund fees for the fiscal years ended October 31, 2012 and 2011 were pre-approved by the Fund's Audit Committee.

The aggregate fees billed by PWC for non-audit services rendered to any entity controlling, controlled by, or under common control with Aberdeen Asset Management Asia Limited, the Fund's investment Manager ("AAMAL") that provided ongoing services to the Fund ("Covered Service Providers") for the fiscal year ended October 31, 2011 was $3,612,255. The aggregate fees billed by PWC for non-audit services rendered to the Fund, AAMAL and any Covered Service Providers for the fiscal year ended October 31, 2012 was $2,254,869. AAMAL assumed responsibility for investment management of the Fund on August 6, 2011.

The Audit Committee of the Fund has considered whether the provision of non-audit services rendered to affiliates of the investment manager of the Fund is compatible with maintaining the independence of PWC and has concluded it is.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Principal Holders. Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund's outstanding shares of common stock as of the Record Date. The information is based on publicly available Schedule 13D and 13G disclosures filed with the Commission.

Name and Address of Beneficial Owner	Number of Shares of Common Stock and Nature of Beneficial Ownership		Percent of Common Stock Outstanding(1)
Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	721,112	(2)	9.52%
1607 Capital Partners, LLC 4991 Lake Brook Drive, Suite 125 Glen Allen, VA 23060	657,483	(3)	8.68%

(1)  The information provided in this column regarding the percent of common stock outstanding is based on the publicly available Schedule 13D and 13G disclosures filed with the Commission as of the Record Date.

(2)  The above information is based on a Schedule 13G filed with the Commission on February 6, 2013, which indicates that Lazard Asset Management LLC has sole voting power and sole dispositive power with respect to its 721,122 shares of common stock.

(3)  The above information is based on a Schedule 13G filed with the Commission on February 14, 2013, which indicates that 1607 Capital Partners, LLC has sole voting power and sole dispositive power with respect to its 657,483 shares of common stock.

Security Ownership of Management. As of the record date, the Fund's Directors and officers owned, in the aggregate, less than 1% of the Fund's outstanding shares of common stock.

MISCELLANEOUS

Proxies will be solicited by mail and may be solicited in person or by telephone by officers of the Fund or personnel of AAMI. The Fund has retained AST Fund Solutions, LLC to assist in the proxy solicitation. The fee for such services is estimated at $3,500, plus reimbursement of expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person or by telephone will be borne by the Fund. The Fund will reimburse banks, brokers and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

It is important that you promptly submit your vote as a stockholder of the Fund. In the event that sufficient votes in favor of the proposal set forth in the Notice of the Meeting for the Fund are not received by June 10, 2013, the chairman of the Meeting or the persons named as proxies in the proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. If submitted to a vote of stockholders, any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting and voting on that proposal. The persons named as proxies in the proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

Any proposal by a stockholder of the Fund intended to be included in the proxy materials for the year 2014 annual meeting of stockholders of the Fund must be received by the Fund, c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, not later than December 30, 2013.

The Fund's By-laws require that any proposal by a stockholder of the Fund intended to be presented at a meeting of stockholders must be received by the Fund, c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, not earlier than 90 days prior and not later than 60 days prior to June 10, 2013.

By order of the Board of Directors,

/s/ Megan Kennedy

Megan Kennedy

Vice President and Secretary of the Fund

1735 Market Street, 32nd Floor
Philadelphia, PA 19103
April 29, 2013

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The Singapore Fund, Inc.

c/o Aberdeen Asset Management Inc.,
1735 Market Street, 32nd Floor, Philadelphia, PA 19103

Proxy Solicited on Behalf of the Board of Directors for the
Annual Meeting of Stockholders on
June 10, 2013

The undersigned stockholder of The Singapore Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Alan Goodson and Heather Hasson, or either of them, as proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Stockholders (the "Meeting") of the Fund, to be held at the offices of Aberdeen Asset Management Inc., 712 Fifth Avenue, 49th Floor, New York, New York 10019, on June 10, 2013 at 1:30 p.m., New York time, and any and all adjournments or postponements thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting.

The votes entitled to be cast by the undersigned will be cast in accordance with the instructions given by the undersigned stockholder, but if this proxy is executed and no instructions are given, the votes entitled to be cast by the undersigned will be cast IN FAVOR OF Proposal 1 as set forth in this proxy card. In addition, the votes entitled to be cast by the undersigned will be cast, in the discretion of the proxy holder on such other business as may properly come before the Meeting or any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to such Shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement, the terms of which are incorporated by reference.

ANNUAL MEETING OF STOCKHOLDERS OF

THE SINGAPORE FUND, INC.

June 10, 2013

INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting and proxy statement are available at

http://www.[•]

Please sign, date and mail your proxy
card in the envelope provided as
soon as possible.

Please detach along perforated line and mail in the
envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1 BELOW. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE X

1.

To elect Rahn K. Porter and David G. Harmer as a Class I Directors of the Fund to serve until the 2016 Annual Meeting of Stockholders of the Fund and until his successor is duly elected and qualifies.  [Use the formulation from the JEQ for proxy card.]

☐	FOR

☐	AGAINST

☐	ABSTAIN

To change the address on your account, please check the box at right and indicate your new address in the address space to the left.  Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:

Note:

Please sign exactly as your name or names appear on this Proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.